SUPPLEMENT DATED SEPTEMBER 30, 2026
To the Statutory Prospectus:
Index Advantage Income ADV® Annuity Contract
Dated September 25, 2026

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the Statutory Prospectus and should be attached and retained for future reference.

The following replaces the Legacy+TM Income Benefit row in the Standard Benefits table in section 10, Benefits Available Under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Legacy+TM Income Benefit
Lifetime withdrawal benefit providing for yearly Income Payments until the death of the Covered Person(s) if conditions are satisfied.
We base the initial Income Payment on the Lifetime Income Percentage and Contract Value. If you choose the Level Income payment option and meet the age requirements stated in section 11, we guarantee your initial annual maximum Income Payment will be at least the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments adjusted for withdrawals.
The automatic annual payment change feature may increase payments after the Income Benefit Date.
If you elect Level Income, payments increase if Contract Value increases from one Income Benefit Anniversary to the next and you took the maximum permitted payment during the prior Income Benefit Year.
Includes the Income Multiplier Benefit for no additional charge that can increase income to help pay for needed care.
Includes the Legacy+TM Benefit that during the Income Period provides a guaranteed Legacy Value that is accessible through Legacy Withdrawals, or as a death benefit upon the death of the last surviving Covered Person. Unlike the Guaranteed Death Benefit Value, which decreases with each Income Payment, the Legacy Value will never decrease unless you take an Excess Withdrawal or Legacy Withdrawal. Once your Contract Value is reduced to zero, the Legacy Value will increase on an Income Benefit Anniversary by the amount of any remaining unpaid annual maximum Income Payment from the previous Income Benefit Year.
Section 11 includes examples of the Lifetime Income Percentage Calculation, Excess Withdrawals, Legacy Withdrawals, automatic annual Income Payment changes, and the Income Multiplier Benefit.
1.55% (as a percentage of the Charge Base) These rider fees are part of the Base Contract Expenses in the Fee Tables.
• Until October 12, 2026, this benefit is not available. However, after this date, at issue you may select either this benefit, or the Income Benefit.
• Benefit cannot be removed from the Contract.
• See the Income Benefit Supplement for current terms. Please note that the terms can differ between the Income Benefit and the Legacy+TM Income Benefit.
• Legacy+TM Income Benefit has all the same restrictions/limitations as the Income Benefit with the following exceptions:
– Legacy Withdrawals may significantly reduce or end the benefit as indicated in section 11.
– A full Legacy Withdrawal and certain partial Legacy Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end.
– If you die before taking Income
Payments, or before the Contract Value is less than the Legacy Value, you will have paid additional rider fees without receiving the advantages of the
Legacy+TM Benefit.

PRO-003-0526
(IAI-003-ADV)